UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Royal Gold, Inc. (the “Company”) was held in Denver, Colorado, on November 14, 2014. At that meeting, the stockholders of the Company, and the holders of exchangeable shares of RG Exchangeco Inc., a wholly-owned subsidiary of the Company, that are entitled to the same voting rights as holders of the Company’s common stock (“Exchangeable Shares”), considered and acted upon the following proposals:

Proposal No. 1: Election of Directors. By the vote reflected below, the stockholders and holders of Exchangeable Shares elected the following individuals as Class III directors to serve until the 2017 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
M. Craig Haase	46,525,833	247,362	42,942	10,465,958
C. Kevin McArthur	46,640,983	135,538	39,616	10,465,958
Christopher M.T. Thompson	46,358,394	408,226	49,517	10,465,958

Proposal 2: Ratification of Appointment of Independent Registered Accountants. By the vote reflected below, the stockholders and holders of Exchangeable Shares ratified the appointment of Ernst & Young LLP as independent registered public accountants:

For	Against	Abstain
44,756,328	12,434,200	91,567

Proposal 3: Advisory Vote on Compensation of the Named Executive Officers. By the vote reflected below, the stockholders and holders of Exchangeable Shares approved, by a nonbinding advisory vote, compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
33,976,134	11,147,206	1,692,797	10,465,958

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a presentation made by Tony Jensen, CEO, President and a director of the Company, at the Company’s Annual Meeting of Stockholders. Additionally, the Company has posted this presentation in the investor relations section of its website at www.royalgold.com.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	2014 Annual Meeting of Stockholders Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Dated: November 18, 2014	By:	/s/ Bruce C. Kirchhoff
Bruce C. Kirchhoff Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	2014 Annual Meeting of Stockholders Presentation.